UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2011
EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-32172	03-0450326

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan, 49085
(Address of principal executive offices, including zip code)
(269) 429-9761
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On June 13, 2011, Express-1 Expedited Solutions, Inc., a Delaware corporation (the “Company”), entered into an Investment Agreement (the “Investment Agreement”) with Jacobs Private Equity, LLC, (“JPE”) and the other investors party thereto (including by joinders thereto) (collectively with JPE, the “Investors”), providing for an aggregate investment by the Investors of up to $150 million in cash in the Company, including amounts payable upon exercise of the warrants described below (collectively, the “Equity Investment”). The Investment Agreement has been approved by the Company’s Board of Directors (the “Board”), acting upon the unanimous recommendation of a special committee composed of independent directors of the Board. Following the closing, Bradley Jacobs will be the controlling stockholder of the Company and will become Chairman and Chief Executive Officer of the Company.
The descriptions of the Equity Investment and the Investment Agreement and the related Exhibits contained herein are qualified in their entirety by reference to the Investment Agreement and the Exhibits thereto, copies of which are attached hereto as Exhibit 2.1 and incorporated by reference herein.
Subject to the terms and conditions of the Investment Agreement, upon the closing of the Equity Investment, the Company will issue to the Investors, for $75,000,000 in cash, (i) an aggregate of 75,000 shares of Series A Convertible Perpetual Preferred Stock of the Company (the “Preferred Stock”) and (ii) warrants to purchase 42,857,143 shares of common stock of the Company (subject to adjustment in connection with the contemplated reverse stock split described below) (the “Warrants”, and together with the Preferred Stock, the “Securities”).
The Preferred Stock will have an initial liquidation preference of $1,000 per share, for an aggregate initial liquidation preference of $75,000,000. The Preferred Stock will be convertible at any time, in whole or in part and from time to time, at the option of the holder thereof into a number of shares of Company common stock equal to the then-applicable liquidation preference divided by the conversion price, which shall initially be $1.75 per share of Company common stock (before giving effect to the contemplated 4:1 reverse stock split referred to below, and subject to customary anti-dilution adjustments), for an effective initial aggregate conversion rate of 42,857,143 shares of Company common stock. The Preferred Stock will pay quarterly cash dividends equal to the greater of (i) the “as-converted” dividends on the underlying Company common stock for the relevant quarter and (ii) 4% of the then-applicable liquidation preference per annum. Accrued and unpaid dividends for any quarter will accrete to liquidation preference for all purposes. The Preferred Stock is not redeemable or subject to any required offer to purchase, and will vote together with the Company’s common stock on an “as-converted” basis on all matters, except as otherwise required by law, and separately as a class with respect to certain matters implicating the rights of holders of shares of Preferred Stock. The terms of the Preferred Stock are more fully set forth in Exhibit A to the Investment Agreement filed herewith and incorporated by reference herein.
Each Warrant will initially be exercisable at any time and from time to time from the closing date until the tenth anniversary of the closing date, at the option of the holder thereof, into one share of Company common stock at an initial exercise price of $1.75 in cash per share of Company common stock (before giving effect to the contemplated 4:1 reverse stock split referred to below, and subject to customary anti-dilution adjustments). The initial aggregate number of shares of Company common stock subject to Warrants will be 42,857,143 shares. The terms of the Warrants are more fully set forth in Exhibit B to the Investment Agreement filed herewith and incorporated by reference herein.
In connection with the closing of the Equity Investment, the common stock of the Company will undergo a 4:1 reverse stock split. Giving effect to such reverse stock split, the Preferred Stock will have a conversion price of $7.00 per share of Company common stock. Also giving effect to such split, the Warrants will have an exercise price of $7.00 per share of Company common stock, and the aggregate number of shares of Company common stock subject to the Warrants will be 10,714,286 shares.
The closing of the Equity Investment is subject to the approval by the stockholders of the Company of (i) the Equity Issuance as required by NYSE Amex Rule 713, (ii) an amendment to the certificate of incorporation of the Company providing for, among other things, an increase in the number of authorized shares of Company common stock and the reverse stock split described above and (iii) a new incentive compensation plan to be entered into in connection with the Equity Investment. The closing of the Equity Investment is further subject to receipt of necessary antitrust approvals (or the termination of applicable waiting periods in respect thereof) and other customary closing conditions.
Upon the closing of the Equity Investment, the Board will be reconstituted such that: (i) there will be eight Board members, (ii) one of such directors will be James Martell (or a replacement acceptable to JPE), (iii) seven of such directors will be designated by JPE (including Bradley Jacobs), (iv) each standing committee of the Board will be reconstituted in a manner reasonably acceptable to JPE and (v) Bradley Jacobs will become the Chairman of the Board. After giving effect to the reconstitution of the Board, a majority of the members of the Board will continue to be independent. Additionally, following the closing, JPE will be entitled to nominate for election to the Board in connection with each meeting of stockholders at which directors are to be elected (i) a majority of the directors on the Board, for so long as JPE controls at least 33% of the total voting power of the capital stock of the Company on a fully-diluted basis or (ii) 25% of the directors on the Board, for so long as JPE controls at least 20% (but less than 33%) of the total voting power of the capital stock of the Company on a fully-diluted basis.
Mr. James Martell, who is currently Chairman of the Board of the Company, and who will continue as a director on the reconstituted Board as described above and will be an Investor in the Equity Investment, recused himself from Board approval of the Investment Agreement.
Prior to the stockholders meeting in respect of the Equity Investment, the Company will be subject to restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to and enter into discussions or negotiations with third parties regarding alternative acquisition proposals, subject to the exceptions set forth in the Investment Agreement. The Investment Agreement contains termination rights for both JPE and the Company, including for the Company if its Board changes its recommendation to its stockholders of the Equity Investment in connection with a Superior Proposal (as defined in the Investment Agreement) to acquire 100% of the Company, and for JPE in the event of the Board changing its recommendation to its stockholders of the Equity Investment in all circumstances. Upon termination of the Investment Agreement in connection with a Superior Proposal and certain other circumstances described in the Investment Agreement, the Company may be obligated to pay JPE a termination fee of between $2,249,000 and $3,373,500, determined as provided in the Investment Agreement. In addition, in the event the closing occurs or the Investment Agreement is terminated in certain specified circumstances, the Company will be obligated to reimburse up to $1,000,000 of expenses of JPE.
The Company and the Investors have made customary representations and warranties and covenants in the Investment Agreement.
The representations and warranties of the Company contained in the Investment Agreement have been made solely for the benefit of the Investors. In addition, such representations and warranties (a) have been made only for purposes of the Investment Agreement, (b) have been qualified by confidential disclosures made to the Investors in connection with the Investment Agreement, (c) are subject to materiality qualifications contained in the Investment Agreement which may differ from what may be viewed as material by investors generally, (d) were made only as of the date of the Investment Agreement or such other date as is specified in the Investment Agreement and (e) have been included in the Investment Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Investment Agreement is included with this filing only to provide stockholders with information regarding the terms of the Investment Agreement and not to provide investors with any other factual information regarding the Company or its business. The Company’s investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Investment Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Concurrently with the execution of the Investment Agreement, each of Michael Welch, Chief Executive Officer and a director of the Company, and Daniel Para, an officer and director of the Company, entered into voting agreements with JPE, pursuant to which they have agreed, in their capacities as stockholders of the Company and subject to the terms of such agreements, to, among other things, vote their shares of Company common stock in favor of the Equity Investment and related approvals, and have granted JPE a proxy in respect of their shares of Company common stock in connection therewith. The voting agreements are filed herewith as Exhibits 2.2 and 2.3 and are incorporated by reference herein.
Concurrently with the closing of the Equity Investment, the parties will enter into a Registration Rights Agreement with respect to the Securities and the shares of Company common stock issuable upon conversion or exercise thereof, which agreement will contain, among other customary provisions, the terms set forth on Exhibit C to the Investment Agreement filed herewith and incorporated by reference herein.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES
Subject to the terms and conditions of the Investment Agreement, the Securities will be issued only to the accredited investors party to the Investment Agreement, in accordance with Section 4(2) of the Securities Act, as an offering not involving any public offering. The terms of the Securities set forth under Item 1.01 herein are hereby incorporated by reference into this Item 3.02.

ITEM 8.01.	OTHER EVENTS
On June 14, 2011, JPE and the Company announced the signing of the Investment Agreement as described in Item 1.01 above. A copy of the press release announcing the signing of the Investment Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements:
Certain statements herein are forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should”, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: uncertainties as to the timing of the Equity Investment; the possibility that competing transaction proposals will be made; the possibility that various closing conditions for the Equity Investment may not be satisfied or waived; the possibility that the Warrants, if issued, will not be exercised; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. Neither the Company nor any other person undertakes any obligation to update any of these statements in light of new information or future events.
Additional Information and Where to Find It
In connection with the proposed Equity Investment, the Company will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Express-1 Expedited Solutions, Inc., Attn: Secretary of the Board of

Directors, 3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan 49085, telephone: (269) 429-9761, or from the Company’s website, www.xpocorporate.com.
Certain Information Concerning Participants
Jacobs Private Equity, LLC and the Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Equity Investment. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2011. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Equity Investment, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Equity Investment, when filed with the SEC.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Exhibit Description
2.1	Investment Agreement, dated as of June 13, 2011, by and among Jacobs Private Equity, LLC, each of the other investors party thereto and Express-1 Expedited Solutions, Inc.*
2.2	Voting Agreement, dated as of June 13, 2011, between Jacobs Private Equity, LLC and Daniel Para.
2.3	Voting Agreement, dated as of June 13, 2011, between Jacobs Private Equity, LLC and Michael Welch.
99.1	Joint Press Release, dated June 14, 2011, issued by Jacobs Private Equity, LLC and Express-1 Expedited Solutions, Inc.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any such omitted schedules to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 14, 2011	Express-1 Expedited Solutions, Inc.
	By:	/s/ Michael Welch
Michael Welch
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
2.1	Investment Agreement, dated as of June 13, 2011, by and among Jacobs Private Equity, LLC, each of the other investors party thereto and Express-1 Expedited Solutions, Inc.*
2.2	Voting Agreement, dated as of June 13, 2011, between Jacobs Private Equity, LLC and Daniel Para.
2.3	Voting Agreement, dated as of June 13, 2011, between Jacobs Private Equity, LLC and Michael Welch.
99.1	Joint Press Release, dated June 14, 2011, issued by Jacobs Private Equity, LLC and Express-1 Expedited Solutions, Inc.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any such omitted schedules to the SEC upon request.